UNITED STATES
SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2009

HEALTH SCIENCES GROUP, INC.

(Exact name of registrant specified in charter)

Delaware	333-65180	91-2079221
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Health Sciences Group, Inc.

270 East Eau Gallie Blvd.

Indian Harbour Beach, FL 32937

(Address of principal executive offices) (Zip Code)

(321) 604-1451

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 30, 2009 the Registrant entered into negotiations to acquire a minority position in MODUS Healthcare.

MODUS offers its clients state-of-the-art hospitals built by MODUS Manufacturing, in a controlled environment, for less money, and far less time than traditional construction.  An aging population, double-digit annual growth in healthcare construction (already a $41 billion industry), substantial downward pressure on reimbursement rates with upward pressure on prices, and clinical trends towards smaller specialty hospitals, make this the ideal time to lead-to drive- the market to its product.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 30, 2009

By:

/s/ Thomas Gaffney

Thomas Gaffney

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